                                           JeffBanks, Inc.
                                      Consolidated Balance Sheet
                                             UNAUDITED

                                                                    September 30,   December 31,
                                                                        1999            1998
                                                                        ----            ----
                                                                           (in thousands)
Assets:
Cash and cash equivalents:
     Cash and due from banks .....................................   $    44,814    $    54,599
     Federal funds sold ..........................................        33,500              0
                                                                     -----------    -----------
                                                                          78,314         54,599

Investment securities available for sale .........................       294,752        301,366
Investment securities held to maturity ...........................           673            677
Mortgages held for sale ..........................................        24,135         14,600
Loans, net .......................................................     1,369,487      1,202,932
Premises and equipment, net ......................................        23,917         24,085
Accrued interest receivable ......................................        18,024         15,929
Other real estate owned ..........................................         1,204          3,114
Goodwill .........................................................         3,776          4,059
Other assets .....................................................        22,283         15,745
                                                                     ===========    ===========
     Total assets ................................................   $ 1,836,565    $ 1,637,106
                                                                     ===========    ===========

Liabilities and shareholders' equity:

Deposits:
     Demand (non-interest bearing) ...............................   $   238,626    $   207,881
     Savings and money market ....................................       503,756        465,984
     Time deposits ...............................................       467,905        477,057
     Time deposits, $100,000 and over ............................       164,723        125,358
                                                                     -----------    -----------
                                                                       1,375,010      1,276,280

Securities sold under repurchase agreements ......................        54,139         39,635
Federal funds purchased ..........................................        40,000
FHLB advances ....................................................       158,825        109,182
Subordinated notes and debentures ................................        31,920         32,000
Trust preferred securities .......................................        25,300         25,300
Accrued interest payable .........................................        14,198         15,444
Other liabilities ................................................         3,342          7,587
                                                                     -----------    -----------
     Total liabilities ...........................................     1,702,734      1,505,428
                                                                     -----------    -----------

Shareholders' equity:
     Common Stock - authorized, 20,000,000 shares of $1 par value;
       issued and outstanding 10,689,409 and 10,486,620 shares,
       respectively ..............................................        10,689         10,487
     Additional paid-in capital ..................................        99,636         97,308
     Retained earnings ...........................................        29,531         21,933
     Accumulated other comprehensive (loss) income ...............        (6,025)         1,950
                                                                     -----------    -----------
     Total shareholders' equity ..................................       133,831        131,678
                                                                     ===========    ===========
     Total liabilities and shareholders' equity ..................   $ 1,836,565    $ 1,637,106
                                                                     ===========    ===========
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
                                JeffBanks, Inc.
                        Consolidated Statements of Income
                                    UNAUDITED

                                                        Nine Months           Three Months
                                                    Ended September 30,    Ended September 30,
                                                     1999        1998        1999       1998
                                                     ----        ----        ----       ----
                                                      (in thousands, except per share data)
Interest income:
     Loans including fees ......................   $ 81,499    $ 73,891   $ 28,683    $ 26,736
     Investment securities .....................     13,984      16,409      4,889       5,185
     Federal funds sold ........................        887       2,165        343         855
                                                   --------    --------   --------    --------
                                                     96,370      92,465     33,915      32,776
                                                   --------    --------   --------    --------
Interest expense:
     Time deposits, $100,000 and over ..........      5,437       4,860      2,130       1,854
     Other deposits ............................     30,316      30,867     10,410      12,041
     FHLB advances .............................      6,243       5,893      2,129       1,224
     Subordinated notes and debentures .........      2,147       2,310        716         770
     Trust preferred securities ................      1,755       1,755        585         585
     Securities sold under repurchase agreements      1,720       1,837        561         495
                                                   --------    --------   --------    --------
                                                     47,618      47,522     16,531      16,969
                                                   --------    --------   --------    --------
         Net interest income ...................     48,752      44,943     17,384      15,807
Provision for credit losses ....................      4,590       4,653      1,605       1,140
                                                   --------    --------   --------    --------
         Net interest income after provision
          for credit losses ....................     44,162      40,290     15,779      14,667
                                                   --------    --------   --------    --------
Non-interest income:
     Service fees on deposit accounts ..........      3,202       2,609      1,140         912
     Gain on sales of residential mortgages and
       capitalized mortgage servicing rights ...      1,946       2,360        371         671
     Gain on sale of mortgage servicing ........                    625
     Gain on sales of investment securities ....        712         569                    262
     Mortgage servicing fees ...................        893         891        299         309
     Merchant credit card deposit fees .........      2,486       1,660        916         598
     Credit card fee income ....................        408         442        121         131
     Other .....................................      1,874       1,670        590         568
                                                   --------    --------   --------    --------
                                                     11,521      10,826      3,437       3,451
                                                   --------    --------   --------    --------
Non-interest expense:
     Salaries and employee benefits ............     18,825      18,343      6,414       5,677
     Occupancy expense .........................      3,457       3,537      1,199       1,315
     Depreciation ..............................      2,179       1,826        764         590
     FDIC expense ..............................        107         101         36          33
     Data processing expense ...................      1,096         926        402         324
     Legal .....................................        955       1,633        436         512
     Stationery, printing and supplies .........        877         943        287         344
     Shares tax ................................        847         797        287         214
     Advertising ...............................        984       1,040        413         257
     Other real estate owned maintenance expense        161         307         31         278
     Loss on sale and write-downs of other
      real estate owned ........................          9          51          4          22
     Amortization of intangibles ...............        992         731        333         298
     Credit card origination expense ...........        411         661        135         236
     Credit card processing expense ............        546         643         94         218
     Merchant card expense .....................      2,206       1,318        807         484
     Other .....................................      6,381       8,037      2,207       2,528
                                                   --------    --------   --------    --------
                                                     40,033      40,894     13,849      13,330
                                                   --------    --------   --------    --------
Income before income taxes .....................     15,650      10,222      5,367       4,788
Income taxes ...................................      3,309       2,909      1,157       1,110
                                                   --------    --------   --------    --------
         Net income ............................   $ 12,341    $  7,313   $  4,210    $  3,678
                                                   ========    ========   ========    ========
Per share data:
Average number of common shares (basic) ........     10,568      10,273     10,636      10,342
Average number of common shares (diluted) ......     11,071      11,051     11,223      11,077
Net income per common share (basic) ............   $   1.17    $   0.71   $   0.40   $   0.36
Net income per common share (diluted) ..........   $   1.12    $   0.66   $   0.38   $   0.33
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